EXHIBIT 16

           INVESTMENT PERFORMANCE -- EV CLASSIC ALABAMA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through August 31, 1995 and for the 1 year period ended
August 31, 1995.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              05/01/92      $1,237.75      $1,237.75      23.78%      6.59%         23.78%      6.59%

1 YEAR ENDED
08/31/95          08/31/94      $1,069.01      $1,059.01      6.90%       6.90%         5.90%       5.90%


Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.43% and was calculated by annualizing the most recent dividend distribution ($0.033449325) and dividing the result by the current maximum offering price ($9.50).

The effective distribution rate as of 08/31/95 was 4.52% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16



                   EV CLASSIC ALABAMA TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:            $47,877
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:            $47,877

 Minus                                     Expenses:            $13,296
                                                             ----------
 Equal                        Net Investment Income:            $34,581

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:          1,012,418
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0342

                  Net Asset Value Per Share 8/31/95:              $9.50

                                      30 Day Yield*:              4.35%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.30%

          Divided by one minus a tax rate of 34.45%:             0.6555
                                                             ----------
 Equal                      Tax Equivalent Yield***:              6.64%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0342/$9.50)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Alabama tax rate of 34.45%

                                                      Exhibit 16

                          EV CLASSIC ALABAMA TAX FREE FUND
                                 CALCULATION OF YIELD

                             For the 30 days ended 8/31/95:

                                    Interest Income Earned:         $47,877
         Plus                       Dividend Income Earned:
                                                                 ----------
         Equal                                Gross Income:         $47,877

         Minus                                    Expenses:         $13,296

                                                                 ----------
         Equal                       Net Investment Income:         $34,581

         Divided by         Average daily number of shares
                            outstanding that were entitled
                                      to receive dividends:       1,012,418
                                                                 ----------
         Equal      Net Investment Income Earned Per Share:         $0.0342

                  Maximum Offering Price Per Share 8/31/95:           $9.50

                                             30 Day Yield*:           4.35%

         *  Yield is calculated on a bond equivalent rate as follows:
                                 6
         2[(($0.0342/$9.50)+1)-1]

                                                                      EXHIBIT 16

          INVESTMENT PERFORMANCE -- EV CLASSIC ARKANSAS TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1995 and for the 1 year period ended
August 31, 1995.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------

LIFE OF
FUND              10/02/92      $1,202.79      $1,202.79      20.28%      6.53%         20.28%      6.53%

1 YEAR ENDED
08/31/95          08/31/94      $1,055.17      $1,045.17      5.52%       5.52%         4.52%       4.52%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000


 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.48% and was calculated by annualizing the most recent dividend distribution ($0.034164407) and dividing the result by the current maximum offering price ($9.59).

The effective distribution rate as of 08/31/95 was 4.58% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16

                   EV CLASSIC ARKANSAS TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:             $2,531
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:             $2,531

 Minus                                     Expenses:               $625
                                                             ----------
 Equal                        Net Investment Income:             $1,906

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:             55,230
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0345

                  Net Asset Value Per Share 8/31/95:              $9.59

                                      30 Day Yield*:              4.36%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.32%

          Divided by one minus a tax rate of 35.83%:             0.6417
                                                             ----------
 Equal                      Tax Equivalent Yield***:              6.79%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0345/$9.59)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arkansas tax rate of 35.83%

                                                      Exhibit 16

                          EV CLASSIC ARKANSAS TAX FREE FUND
                                 CALCULATION OF YIELD

                             For the 30 days ended 8/31/95:

                                    Interest Income Earned:          $2,531
         Plus                       Dividend Income Earned:
                                                                 ----------
         Equal                                Gross Income:          $2,531

         Minus                                    Expenses:            $625

                                                                 ----------
         Equal                       Net Investment Income:          $1,906

         Divided by          Average daily number of shares
                             outstanding that were entitled
                                      to receive dividends:          55,230
                                                                 ----------
         Equal      Net Investment Income Earned Per Share:         $0.0345

                  Maximum Offering Price Per Share 8/31/95:           $9.59

                                             30 Day Yield*:           4.36%

         *  Yield is calculated on a bond equivalent rate as follows:
                                 6
         2[(($0.0345/$9.59)+1)-1]

                                                                  EXHIBIT 16

           INVESTMENT PERFORMANCE -- EV CLASSIC GEORGIA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 23, 1991 through August 31, 1995 and for the 1 year period ended
August 31, 1995.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              12/23/91      $1,190.05      $1,190.05      19.01%      4.83%         19.01%      4.83%

1 YEAR ENDED
08/31/95          08/31/94      $1,046.01      $1,036.04      4.60%       4.60%         3.60%       3.60%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.57% and was calculated by annualizing the most recent dividend distribution ($0.033369865) and dividing the result by the current maximum offering price ($9.19).

The effective distribution rate as of 08/31/95 was 4.67% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16

                   EV CLASSIC GEORGIA TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:            $12,600
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:            $12,600

 Minus                                     Expenses:             $2,841
                                                             ----------
 Equal                        Net Investment Income:             $9,759

 Divided by          Average daily number of shares
                     outstanding that were entitled
                               to receive dividends:            269,906
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0362

                  Net Asset Value Per Share 8/31/95:              $9.19

                                      30 Day Yield*:              4.77%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.91%

          Divided by one minus a tax rate of 35.14%:             0.6486
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.35%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0362/$9.19)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Georgia tax rate of 35.14%

                                              Exhibit 16

                  EV CLASSIC GEORGIA TAX FREE FUND
                         CALCULATION OF YIELD


                     For the 30 days ended 8/31/95:

                            Interest Income Earned:         $12,600
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:         $12,600

 Minus                                    Expenses:          $2,841

                                                         ----------
 Equal                       Net Investment Income:          $9,759

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         269,906
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0362

          Maximum Offering Price Per Share 8/31/95:           $9.19

                                     30 Day Yield*:           4.77%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0362/$9.19)+1)-1]

                                                           EXHIBIT 16

          INVESTMENT PERFORMANCE -- EV CLASSIC KENTUCKY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 23, 1991 through August 31, 1995 and for the 1 year period ended
August 31, 1995.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              12/23/91      $1,213.74      $1,213.74      21.37%      5.39%         21.37%      5.39%

1 YEAR ENDED
08/31/95          08/31/94      $1,062.94      $1,052.94      6.29%       6.29%         5.29%       5.29%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.61% and was calculated by annualizing the most recent dividend distribution ($0.034164407) and dividing the result by the current maximum offering price ($9.32).

The effective distribution rate as of 08/31/95 was 4.71% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:
                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                                              Exhibit 16

                   EV CLASSIC KENTUCKY TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:             $8,937
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:             $8,937

 Minus                                     Expenses:             $2,273
                                                             ----------
 Equal                        Net Investment Income:             $6,664

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            194,800
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0342

                  Net Asset Value Per Share 8/31/95:              $9.32

                                      30 Day Yield*:              4.45%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.45%

          Divided by one minus a tax rate of 35.14%:             0.6486
                                                             ----------
 Equal                      Tax Equivalent Yield***:              6.86%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0342/$9.32)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Kentucky tax rate of 35.14%

                                              Exhibit 16

                  EV CLASSIC KENTUCKY TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:          $8,937
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:          $8,937

 Minus                                    Expenses:          $2,273

                                                         ----------
 Equal                       Net Investment Income:          $6,664

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         194,800
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0342

          Maximum Offering Price Per Share 8/31/95:           $9.32

                                     30 Day Yield*:           4.45%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0342/$9.32)+1)-1]

                                                          EXHIBIT 16

          INVESTMENT PERFORMANCE -- EV CLASSIC LOUISIANA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1995 and for the 1 year period ended
August 31, 1995.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              10/02/92      $1,213.00      $1,213.00      21.30%      6.84%         21.30%      6.84%

1 YEAR ENDED
08/31/95          08/31/94      $1,048.78      $1,038.81      4.88%       4.88%         3.88%       3.88%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.87% and was calculated by annualizing the most recent dividend distribution ($0.036547946) and dividing the result by the current maximum offering price ($9.44).

The effective distribution rate as of 08/31/95 was 4.98% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                      Exhibit 16

                   EV CLASSIC LOUISIANA TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:            $12,399
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:            $12,399

 Minus                                     Expenses:             $2,893
                                                             ----------
 Equal                        Net Investment Income:             $9,506

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            257,315
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0369

                  Net Asset Value Per Share 8/31/95:              $9.44

                                      30 Day Yield*:              4.74%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.87%

          Divided by one minus a tax rate of 35.14%:             0.6486
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.31%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0369/$9.44)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Louisiana tax rate of 35.14%

                                              Exhibit 16

                  EV CLASSIC LOUISIANA TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:         $12,399
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:         $12,399

 Minus                                    Expenses:          $2,893

                                                         ----------
 Equal                       Net Investment Income:          $9,506

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         257,315
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0369

          Maximum Offering Price Per Share 8/31/95:           $9.44

                                     30 Day Yield*:           4.74%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0369/$9.44)+1)-1]

                                                                 EXHIBIT 16

          INVESTMENT PERFORMANCE -- EV CLASSIC MARYLAND TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from February 3, 1992 through August 31, 1995 and for the 1 year period ended
August 31, 1995.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              02/03/92      $1,240.70      $1,240.70      24.07%      6.21%         24.07%      6.21%

1 YEAR ENDED
08/31/95          08/31/94      $1,069.09      $1,059.09      6.91%       6.91%         5.91%       5.91%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.53% and was calculated by annualizing the most recent dividend distribution ($0.033767136) and dividing the result by the current maximum offering price ($9.38).

The effective distribution rate as of 08/31/95 was 4.63% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                      Exhibit 16


                   EV CLASSIC MARYLAND TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:             $4,612
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:             $4,612

 Minus                                     Expenses:             $1,121
                                                             ----------
 Equal                        Net Investment Income:             $3,491

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            100,347
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0348

                  Net Asset Value Per Share 8/31/95:              $9.38

                                      30 Day Yield*:              4.49%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.51%

          Divided by one minus a tax rate of 36.52%:             0.6348
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.07%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0348/$9.38)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Maryland tax rate of 36.52%

                                              Exhibit 16

                  EV CLASSIC MARYLAND TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:          $4,612
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:          $4,612

 Minus                                    Expenses:          $1,121

                                                         ----------
 Equal                       Net Investment Income:          $3,491

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         100,347
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0348

          Maximum Offering Price Per Share 8/31/95:           $9.38

                                     30 Day Yield*:           4.49%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0348/$9.38)+1)-1]

                                                                    EXHIBIT 16

          INVESTMENT PERFORMANCE -- EV CLASSIC MISSOURI TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through August 31, 1995 and for the 1 year period ended
August 31, 1995.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              05/01/92      $1,257.14      $1,257.14      25.71%      7.09%         25.71%      7.09%

1 YEAR ENDED
08/31/95          08/31/94      $1,070.79      $1,060.79      7.08%       7.08%         6.08%       6.08%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.46% and was calculated by annualizing the most recent dividend distribution ($0.033608245) and dividing the result by the current maximum offering price ($9.48).

The effective distribution rate as of 08/31/95 was 4.55% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16

                   EV CLASSIC MISSOURI TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:            $15,519
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:            $15,519

 Minus                                     Expenses:             $4,484
                                                             ----------
 Equal                        Net Investment Income:            $11,035

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            330,775
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0334

                  Net Asset Value Per Share 8/31/95:              $9.48

                                      30 Day Yield*:              4.26%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.17%

          Divided by one minus a tax rate of 35.14%:             0.6768
                                                             ----------
 Equal                      Tax Equivalent Yield***:              6.29%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0334/$9.48)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Missouri tax rate of 35.14%

                                              Exhibit 16

                  EV CLASSIC MISSOURI TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:         $15,519
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:         $15,519

 Minus                                    Expenses:          $4,484
                                                         ----------
 Equal                       Net Investment Income:         $11,035

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         330,775
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0334

          Maximum Offering Price Per Share 8/31/95:           $9.48

                                     30 Day Yield*:           4.26%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0334/$9.48)+1)-1]

                                                               EXHIBIT 16

       INVESTMENT PERFORMANCE -- EV CLASSIC NORTH CAROLINA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 23, 1991 through August 31, 1995 and for the 1 year period ended
August 31, 1995.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              10/23/91      $1,235.59      $1,235.59      23.56%      5.63%         23.56%      5.63%

1 YEAR ENDED
08/31/95          08/31/94      $1,050.18      $1,040.18      5.02%       5.02%         4.02%       4.02%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.63% and was calculated by annualizing the most recent dividend distribution ($0.034164407) and dividing the result by the current maximum offering price ($9.28).

The effective distribution rate as of 08/31/95 was 4.73% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16

                   EV CLASSIC NORTH CAROLINA TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:            $30,250
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:            $30,250

 Minus                                     Expenses:             $7,138
                                                             ----------
 Equal                        Net Investment Income:            $23,112

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            658,026
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0351

                  Net Asset Value Per Share 8/31/95:              $9.27

                                      30 Day Yield*:              4.58%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.64%

          Divided by one minus a tax rate of 36.35%:             0.6365
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.20%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0351/$9.28)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and North Carolina tax rate of 36.35%

                                              Exhibit 16

                  EV CLASSIC NORTH CAROLINA TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:         $30,250
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:         $30,250

 Minus                                    Expenses:          $7,138
                                                         ----------
 Equal                       Net Investment Income:         $23,112

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         658,026
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0351

          Maximum Offering Price Per Share 8/31/95:           $9.27

                                     30 Day Yield*:           4.58%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0351/$9.28)+1)-1]

                                                          EXHIBIT 16

INVESTMENT PERFORMANCE -- EV CLASSIC OREGON TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 24, 1991 through August 31, 1995 and for the 1 year period ended
August 31, 1995.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              12/24/91      $1,267.16      $1,267.16      26.72%      6.63%         26.72%      6.63%

1 YEAR ENDED
08/31/95          08/31/94      $1,071.08      $1,061.08      7.11%       7.11%         6.11%       6.11%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.40% and was calculated by annualizing the most recent dividend distribution ($0.032972623) and dividing the result by the current maximum offering price ($9.44).

The effective distribution rate as of 08/31/95 was 4.49% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16

                   EV CLASSIC OREGON TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:             $4,822
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:             $4,822

 Minus                                     Expenses:             $1,279
                                                             ----------
 Equal                        Net Investment Income:             $3,543

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            106,732
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0332

                  Net Asset Value Per Share 8/31/95:              $9.44

                                      30 Day Yield*:              4.26%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.17%

          Divided by one minus a tax rate of 37.21%:             0.6279
                                                             ----------
 Equal                      Tax Equivalent Yield***:              6.78%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0332/$9.44)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Oregon tax rate of 37.21%

                                              Exhibit 16

                  EV CLASSIC OREGON TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:          $4,822
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:          $4,822

 Minus                                    Expenses:          $1,279
                                                         ----------
 Equal                       Net Investment Income:          $3,543

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         106,732
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0332

          Maximum Offering Price Per Share 8/31/95:           $9.44

                                     30 Day Yield*:           4.26%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0332/$9.44)+1)-1]

                                                                    EXHIBIT 16

       INVESTMENT PERFORMANCE -- EV CLASSIC SOUTH CAROLINA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1995 and for the 1 year period ended
August 31, 1995.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              10/02/92      $1,170.68      $1,170.68      17.07%      5.54%         17.07%      5.54%

1 YEAR ENDED
08/31/95          08/31/94      $1,053.78      $1,043.78      5.38%       5.38%         4.38%       4.38%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.46% and was calculated by annualizing the most recent dividend distribution ($0.033369865) and dividing the result by the current maximum offering price ($9.42).

The effective distribution rate as of 08/31/95 was 4.55% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16

                   EV CLASSIC SOUTH CAROLINA TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:             $6,218
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:             $6,218

 Minus                                     Expenses:             $1,499
                                                             ----------
 Equal                        Net Investment Income:             $4,719

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            133,720
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0353

                 Net Asset Value Per Share 8/31/95:               $9.42

                                      30 Day Yield*:              4.54%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.58%

          Divided by one minus a tax rate of 35.83%:             0.6417
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.07%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0353/$9.42)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and South Carolina tax rate of 35.83%

                                              Exhibit 16

                  EV CLASSIC SOUTH CAROLINA TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:          $6,218
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:          $6,218

 Minus                                    Expenses:          $1,499
                                                         ----------
 Equal                       Net Investment Income:          $4,719

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         133,720
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0353

          Maximum Offering Price Per Share 8/31/95:           $9.42

                                     30 Day Yield*:           4.54%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0353/$9.42)+1)-1]

                                                                    EXHIBIT 16

          INVESTMENT PERFORMANCE -- EV CLASSIC TENNESSEE TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 25, 1992 through August 31, 1995 and for the 1 year period ended
August 31, 1995.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              08/25/92      $1,196.21      $1,196.21      19.62%      6.11%         19.62%      6.11%

1 YEAR ENDED
08/31/95          08/31/94      $1,063.24      $1,053.24      6.32%       6.32%         5.32%       5.32%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.66% and was calculated by annualizing the most recent dividend distribution ($0.034561649) and dividing the result by the current maximum offering price ($9.33).

The effective distribution rate as of 08/31/95 was 4.76% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                                       Exhibit 16

                           EV CLASSIC TENNESSEE TAX FREE FUND
                           TAX EQUIVALENT YIELD CALCULATION

                              For the 30 days ended 8/31/95:

                                     Interest Income Earned:             $5,379
         Plus                        Dividend Income Earned:
                                                                     ----------
         Equal                                 Gross Income:             $5,379

         Minus                                     Expenses:             $1,322
                                                                     ----------
         Equal                        Net Investment Income:             $4,057

         Divided by           Average daily number of shares
                              outstanding that were entitled
                                       to receive dividends:            116,429
                                                                     ----------
         Equal       Net Investment Income Earned Per Share:            $0.0348

                         Net Asset Value Per Share 8/31/95:               $9.33

                                              30 Day Yield*:              4.52%

         Divided by           One minus the Tax Rate of 31%:               0.69
                                                                     ----------
         Equal                      Tax Equivalent Yield **:              6.55%

                  Divided by one minus a tax rate of 35.14%:             0.6486
                                                                     ----------
         Equal                      Tax Equivalent Yield***:              6.97%

         *   Yield is calculated on a bond equivalent rate as follows:
                                  6
         2[(($0.0348/$9.33)+1)-1]

         **  Assuming a tax rate of 31%

         *** Assuming a combined federal and Tennessee tax rate of 35.14%

                                                      Exhibit 16

                          EV CLASSIC TENNESSEE TAX FREE FUND
                                 CALCULATION OF YIELD

                             For the 30 days ended 8/31/95:

                                    Interest Income Earned:          $5,379
         Plus                       Dividend Income Earned:
                                                                 ----------
         Equal                                Gross Income:          $5,379

         Minus                                    Expenses:          $1,322
                                                                 ----------
         Equal                       Net Investment Income:          $4,057

         Divided by          Average daily number of shares
                             outstanding that were entitled
                                      to receive dividends:         116,429
                                                                 ----------
         Equal      Net Investment Income Earned Per Share:         $0.0348

                  Maximum Offering Price Per Share 8/31/95:           $9.33

                                             30 Day Yield*:           4.52%

         *  Yield is calculated on a bond equivalent rate as follows:
                                 6
         2[(($0.0348/$9.33)+1)-1]

                                                                    EXHIBIT 16

          INVESTMENT PERFORMANCE -- EV CLASSIC VIRGINIA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from July 26, 1991 through August 31, 1995 and for the 1 year period ended
August 31, 1995.  Total return for the period prior to the Fund's commencement of operations is for the Portfolio (or its predecessor) adjusted for the Fund's sales charge.

                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              07/26/91      $1,289.68      $1,289.68      28.97%      6.40%         28.97%      6.40%

1 YEAR ENDED
08/31/95          08/31/94      $1,065.11      $1,055.11      6.51%       6.51%         5.51%       5.51%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *


Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.69% and was calculated by annualizing the most recent dividend distribution ($0.034800000) and dividing the result by the current maximum offering price ($9.33).

The effective distribution rate as of 08/31/95 was 4.80% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16

                   EV CLASSIC VIRGINIA TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:             $7,374
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:             $7,374

 Minus                                     Expenses:             $1,860
                                                             ----------
 Equal                        Net Investment Income:             $5,514

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:            159,479
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0346

                 Net Asset Value Per Share 8/31/95:               $9.33

                                      30 Day Yield*:              4.49%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.51%

          Divided by one minus a tax rate of 34.97%:             0.6503
                                                             ----------
 Equal                      Tax Equivalent Yield***:              6.90%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0346/$9.33)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Virginia tax rate of 34.97%

                                              Exhibit 16

                  EV CLASSIC VIRGINIA TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:          $7,374
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:          $7,374

 Minus                                    Expenses:          $1,860
                                                         ----------
 Equal                       Net Investment Income:          $5,514

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:         159,479
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0346

          Maximum Offering Price Per Share 8/31/95:           $9.33

                                     30 Day Yield*:           4.49%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0346/$9.33)+1)-1]

                                                           EXHIBIT 16

          INVESTMENT PERFORMANCE -- EV MARATHON ALABAMA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through August 31, 1995 and for the 1 year period ended
August 31, 1995.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              05/01/92      $1,242.75      $1,212.75      24.28%      6.72%         21.28%      5.95%

1 YEAR ENDED
08/31/95          08/31/94      $1,073.81      $1,023.81      7.38%       7.38%         2.38%       2.38%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.65% and was calculated by annualizing the most recent dividend distribution ($0.038534272) and dividing the result by the current maximum offering price ($10.44).

The effective distribution rate as of 08/31/95 was 4.75% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16

                   EV MARATHON ALABAMA TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:           $542,655
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $542,655

 Minus                                     Expenses:           $135,815
                                                             ----------
 Equal                        Net Investment Income:           $406,840

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:         10,427,626
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0390

                  Net Asset Value Per Share 8/31/95:             $10.44

                                      30 Day Yield*:              4.53%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.57%

          Divided by one minus a tax rate of 34.45%:             0.6555
                                                             ----------
 Equal                      Tax Equivalent Yield***:              6.91%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0390/$10.44)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Alabama tax rate of 34.45%

                                                      Exhibit 16

                          EV MARATHON ALABAMA TAX FREE FUND
                                 CALCULATION OF YIELD

                             For the 30 days ended 8/31/95:

                                    Interest Income Earned:        $542,655
         Plus                       Dividend Income Earned:
                                                                 ----------
         Equal                                Gross Income:        $542,655

         Minus                                    Expenses:        $135,815
                                                                 ----------
         Equal                       Net Investment Income:        $406,840

         Divided by          Average daily number of shares
                             outstanding that were entitled
                                      to receive dividends:      10,427,626
                                                                 ----------
         Equal      Net Investment Income Earned Per Share:         $0.0390

                  Maximum Offering Price Per Share 8/31/95:          $10.44

                                             30 Day Yield*:           4.53%

         *  Yield is calculated on a bond equivalent rate as follows:
                                 6
         2[(($0.0390/$10.44)+1)-1]

                                                                  EXHIBIT 16

          INVESTMENT PERFORMANCE -- EV MARATHON ARKANSAS TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1995 and for the 1 year period ended
August 31, 1995.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              10/02/92      $1,189.89      $1,149.89      18.99%      6.13%         14.99%      4.90%

1 YEAR ENDED
08/31/95          08/31/94      $1,061.54      $1,011.54      6.15%       6.15%         1.15%       1.15%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.68% and was calculated by annualizing the most recent dividend distribution ($0.038137001) and dividing the result by the current maximum offering price ($10.25).

The effective distribution rate as of 08/31/95 was 4.79% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16

                   EV MARATHON ARKANSAS TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:           $401,991
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $401,991

 Minus                                     Expenses:           $100,999
                                                             ----------
 Equal                        Net Investment Income:           $300,992

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:          7,889,533
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0382

                  Net Asset Value Per Share 8/31/95:             $10.25

                                      30 Day Yield*:              4.51%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.54%

          Divided by one minus a tax rate of 35.83%:             0.6417
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.03%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0382/$10.25)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Arkansas tax rate of 35.83%

                                                      Exhibit 16

                          EV MARATHON ARKANSAS TAX FREE FUND
                                 CALCULATION OF YIELD

                             For the 30 days ended 8/31/95:

                                    Interest Income Earned:        $401,991
         Plus                       Dividend Income Earned:
                                                                 ----------
         Equal                                Gross Income:        $401,991

         Minus                                    Expenses:        $100,999
                                                                 ----------
         Equal                       Net Investment Income:        $300,992

         Divided by          Average daily number of shares
                             outstanding that were entitled
                                      to receive dividends:       7,889,533
                                                                 ----------
         Equal      Net Investment Income Earned Per Share:         $0.0382

                  Maximum Offering Price Per Share 8/31/95:          $10.25

                                             30 Day Yield*:           4.51%

         *  Yield is calculated on a bond equivalent rate as follows:
                                 6
         2[(($0.0382/$10.25)+1)-1]

                                                                  EXHIBIT 16

          INVESTMENT PERFORMANCE -- EV MARATHON GEORGIA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 23, 1991 through August 31, 1995 and for the 1 year period ended
August 31, 1995.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              12/23/91      $1,199.33      $1,169.96      19.93%      5.05%         17.00%      4.35%

1 YEAR ENDED
08/31/95          08/31/94      $1,049.02      $999.07        4.90%       4.90%         -0.09%      -0.09%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.65% and was calculated by annualizing the most recent dividend distribution ($0.036150704) and dividing the result by the current maximum offering price ($9.79).

The effective distribution rate as of 08/31/95 was 4.75% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16

                   EV MARATHON GEORGIA TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:           $619,885
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $619,885

 Minus                                     Expenses:           $146,943
                                                             ----------
 Equal                        Net Investment Income:           $472,942

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:         12,344,262
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0383

                 Net Asset Value Per Share 8/31/95:               $9.79

                                      30 Day Yield*:              4.74%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.87%

          Divided by one minus a tax rate of 35.14%:             0.6486
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.31%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0383/$9.79)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Georgia tax rate of 35.14%

                                              Exhibit 16

                  EV MARATHON GEORGIA TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:        $619,885
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:        $619,885

 Minus                                    Expenses:        $146,943
                                                         ----------
 Equal                       Net Investment Income:        $472,942

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      12,344,262
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0383

          Maximum Offering Price Per Share 8/31/95:           $9.79

                                     30 Day Yield*:           4.74%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0383/$9.79)+1)-1]

                                                            EXHIBIT 16

          INVESTMENT PERFORMANCE -- EV MARATHON KENTUCKY TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 23, 1991 through August 31, 1995 and for the 1 year period ended
August 31, 1995.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              12/23/91      $1,222.96      $1,192.99      22.30%      5.61%         19.30%      4.90%

1 YEAR ENDED
08/31/95          08/31/94      $1,066.13      $1,016.13      6.61%       6.61%         1.61%       1.61%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.70% and was calculated by annualizing the most recent dividend distribution ($0.037342488) and dividing the result by the current maximum offering price ($9.99).

The effective distribution rate as of 08/31/95 was 4.81% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                                              Exhibit 16

                   EV MARATHON KENTUCKY TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:           $719,915
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $719,915

 Minus                                     Expenses:           $177,215
                                                             ----------
 Equal                        Net Investment Income:           $542,700

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:         14,368,085
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0378

                 Net Asset Value Per Share 8/31/95:               $9.99

                                      30 Day Yield*:              4.58%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.64%

          Divided by one minus a tax rate of 35.14%:             0.6486
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.06%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0378/$9.99)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Kentucky tax rate of 35.14%

                                              Exhibit 16

                  EV MARATHON KENTUCKY TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:        $719,915
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:        $719,915

 Minus                                    Expenses:        $177,215
                                                         ----------
 Equal                       Net Investment Income:        $542,700

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      14,368,085
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0378

          Maximum Offering Price Per Share 8/31/95:           $9.99

                                     30 Day Yield*:           4.58%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0378/$9.99)+1)-1]

                                                            EXHIBIT 16

         INVESTMENT PERFORMANCE -- EV MARATHON LOUISIANA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1995 and for the 1 year period ended
August 31, 1995.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              10/02/92      $1,175.86      $1,135.94      17.59%      5.70%         13.59%      4.46%

1 YEAR ENDED
08/31/95          08/31/94      $1,050.78      $1,000.93      5.08%       5.08%         0.09%       0.09%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.98% and was calculated by annualizing the most recent dividend distribution ($0.039487676) and dividing the result by the current maximum offering price ($9.98).

The effective distribution rate as of 08/31/95 was 5.10% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                      Exhibit 16

                   EV MARATHON LOUISIANA TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:           $163,114
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $163,114

 Minus                                     Expenses:            $29,496
                                                             ----------
 Equal                        Net Investment Income:           $133,618

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:          3,178,476
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0420

                 Net Asset Value Per Share 8/31/95:               $9.98

                                      30 Day Yield*:              5.11%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              7.41%

          Divided by one minus a tax rate of 35.14%:             0.6486
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.88%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0420/$9.98)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Louisiana tax rate of 35.14%

                                              Exhibit 16

                  EV MARATHON LOUISIANA TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:        $163,114
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:        $163,114

 Minus                                    Expenses:         $29,496
                                                         ----------
 Equal                       Net Investment Income:        $133,618

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       3,178,476
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0420

          Maximum Offering Price Per Share 8/31/95:           $9.98

                                     30 Day Yield*:           5.11%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0420/$9.98)+1)-1]

                                                                     EXHIBIT 16

          INVESTMENT PERFORMANCE -- EV MARATHON MARYLAND TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from February 3, 1992 through August 31, 1995 and for the 1 year period ended
August 31, 1995.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              02/03/92      $1,234.00      $1,204.00      23.40%      6.05%         20.40%      5.32%

1 YEAR ENDED
08/31/95          08/31/94      $1,067.09      $1,017.09      6.71%       6.71%         1.71%       1.71%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.75% and was calculated by annualizing the most recent dividend distribution ($0.038610972) and dividing the result by the current maximum offering price ($10.23).

The effective distribution rate as of 08/31/95 was 4.86% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                      Exhibit 16

                   EV MARATHON MARYLAND TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:           $575,978
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $575,978

 Minus                                     Expenses:           $139,753
                                                             ----------
 Equal                        Net Investment Income:           $436,225

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:         11,176,828
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0390

                 Net Asset Value Per Share 8/31/95:              $10.23

                                      30 Day Yield*:              4.62%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.70%

          Divided by one minus a tax rate of 36.52%:             0.6348
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.28%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0390/$10.23)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Maryland tax rate of 36.52%

                                              Exhibit 16

                  EV MARATHON MARYLAND TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:        $575,978
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:        $575,978

 Minus                                    Expenses:        $139,753
                                                         ----------
 Equal                       Net Investment Income:        $436,225

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      11,176,828
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0390

          Maximum Offering Price Per Share 8/31/95:          $10.23

                                     30 Day Yield*:           4.62%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0390/$10.23)+1)-1]

                                                                    EXHIBIT 16

          INVESTMENT PERFORMANCE -- EV MARATHON MISSOURI TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from May 1, 1992 through August 31, 1995 and for the 1 year period ended
August 31, 1995.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              05/01/92      $1,257.58      $1,227.58      25.76%      7.10%         22.76%      6.33%

1 YEAR ENDED
08/31/95          08/31/94      $1,078.18      $1,028.18      7.82%       7.82%         2.82%       2.82%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.58% and was calculated by annualizing the most recent dividend distribution ($0.038216461) and dividing the result by the current maximum offering price ($10.51).

The effective distribution rate as of 08/31/95 was 4.67% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16

                   EV MARATHON MISSOURI TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:           $449,628
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $449,628

 Minus                                     Expenses:           $111,629
                                                             ----------
 Equal                        Net Investment Income:           $337,999

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:          8,574,470
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0394

                 Net Asset Value Per Share 8/31/95:              $10.51

                                      30 Day Yield*:              4.54%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.58%

          Divided by one minus a tax rate of 35.14%:             0.6768
                                                             ----------
 Equal                      Tax Equivalent Yield***:              6.71%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0394/$10.51)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Missouri tax rate of 35.14%

                                              Exhibit 16

                  EV MARATHON MISSOURI TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:        $449,628
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:        $449,628

 Minus                                    Expenses:        $111,629
                                                         ----------
 Equal                       Net Investment Income:        $337,999

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       8,574,470
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0394

          Maximum Offering Price Per Share 8/31/95:          $10.51

                                     30 Day Yield*:           4.54%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0394/$10.51)+1)-1]

                                                               EXHIBIT 16

       INVESTMENT PERFORMANCE -- EV MARATHON NORTH CAROLINA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 23, 1991 through August 31, 1995 and for the 1 year period ended
August 31, 1995.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              10/23/91      $1,230.52      $1,200.64      23.05%      5.52%         20.06%      4.85%

1 YEAR ENDED
08/31/95          08/31/94      $1,050.26      $1,000.31      5.03%       5.03%         0.03%       0.03%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.77% and was calculated by annualizing the most recent dividend distribution ($0.037739730) and dividing the result by the current maximum offering price ($9.96).

The effective distribution rate as of 08/31/95 was 4.88% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16

                   EV MARATHON NORTH CAROLINA TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:           $940,141
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $940,141

 Minus                                     Expenses:           $230,969
                                                             ----------
 Equal                        Net Investment Income:           $709,172

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:         18,961,350
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0374

                  Net Asset Value Per Share 8/31/95:              $9.96

                                      30 Day Yield*:              4.55%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.59%

          Divided by one minus a tax rate of 36.35%:             0.6365
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.15%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0374/$9.96)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and North Carolina tax rate of 36.35%

                                              Exhibit 16


                  EV MARATHON NORTH CAROLINA TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:        $940,141
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:        $940,141

 Minus                                    Expenses:        $230,969
                                                         ----------
 Equal                       Net Investment Income:        $709,172

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      18,961,350
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0374

          Maximum Offering Price Per Share 8/31/95:           $9.96

                                     30 Day Yield*:           4.55%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0374/$9.96)+1)-1]

                                                                    EXHIBIT 16

           INVESTMENT PERFORMANCE -- EV MARATHON OREGON TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from December 24, 1991 through August 31, 1995 and for the 1 year period ended
August 31, 1995.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              12/24/91      $1,259.12      $1,229.12      25.91%      6.44%         22.91%      5.75%

1 YEAR ENDED
08/31/95          08/31/94      $1,072.20      $1,022.20      7.22%       7.22%         2.22%       2.22%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.48% and was calculated by annualizing the most recent dividend distribution ($0.036706866) and dividing the result by the current maximum offering price ($10.31).

The effective distribution rate as of 08/31/95 was 4.57% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16

                   EV MARATHON OREGON TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:           $713,926
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $713,926

 Minus                                     Expenses:           $178,012
                                                             ----------
 Equal                        Net Investment Income:           $535,914

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:         14,112,342
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0380

                  Net Asset Value Per Share 8/31/95:             $10.31

                                      30 Day Yield*:              4.46%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.46%

          Divided by one minus a tax rate of 37.21%:             0.6279
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.10%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0380/$10.31)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Oregon tax rate of 37.21%

                                              Exhibit 16

                  EV MARATHON OREGON TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:        $713,926
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:        $713,926

 Minus                                    Expenses:        $178,012
                                                         ----------
 Equal                       Net Investment Income:        $535,914

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      14,112,342
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0380

          Maximum Offering Price Per Share 8/31/95:          $10.31

                                     30 Day Yield*:           4.46%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0380/$10.31)+1)-1]

                                                          EXHIBIT 16

       INVESTMENT PERFORMANCE -- EV MARATHON SOUTH CAROLINA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from October 2, 1992 through August 31, 1995 and for the 1 year period ended
August 31, 1995.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              10/02/92      $1,157.21      $1,117.21      15.72%      5.13%         11.72%      3.87%

1 YEAR ENDED
08/31/95          08/31/94      $1,056.38      $1,006.38      5.64%       5.64%         0.64%       0.64%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.67% and was calculated by annualizing the most recent dividend distribution ($0.037104137) and dividing the result by the current maximum offering price ($10.00).

The effective distribution rate as of 08/31/95 was 4.77% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16

                   EV MARATHON SOUTH CAROLINA TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:           $300,745
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $300,745

 Minus                                     Expenses:            $71,699
                                                             ----------
 Equal                        Net Investment Income:           $229,046

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:          5,997,255
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0382

                  Net Asset Value Per Share 8/31/95:             $10.00

                                      30 Day Yield*:              4.63%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.71%

          Divided by one minus a tax rate of 35.83%:             0.6417
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.22%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0382/$10.00)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and South Carolina tax rate of 35.83%

                                              Exhibit 16

                  EV MARATHON SOUTH CAROLINA TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:        $300,745
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:        $300,745

 Minus                                    Expenses:         $71,699
                                                         ----------
 Equal                       Net Investment Income:        $229,046

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:       5,997,255
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0382

          Maximum Offering Price Per Share 8/31/95:          $10.00

                                     30 Day Yield*:           4.63%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0382/$10.00)+1)-1]

                                                          EXHIBIT 16

         INVESTMENT PERFORMANCE -- EV MARATHON TENNESSEE TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from August 25, 1992 through August 31, 1995 and for the 1 year period ended
August 31, 1995.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              08/25/92      $1,193.63      $1,163.63      19.36%      6.04%         16.36%      5.15%

1 YEAR ENDED
08/31/95          08/31/94      $1,061.20      $1,011.20      6.12%       6.12%         1.12%       1.12%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.75% and was calculated by annualizing the most recent dividend distribution ($0.038137001) and dividing the result by the current maximum offering price ($10.11).

The effective distribution rate as of 08/31/95 was 4.85% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16


                   EV MARATHON TENNESSEE TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:           $290,115
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $290,115

 Minus                                     Expenses:            $66,987
                                                             ----------
 Equal                        Net Investment Income:           $223,128

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:          5,680,401
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0393

                 Net Asset Value Per Share 8/31/95:              $10.11

                                      30 Day Yield*:              4.71%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.83%

          Divided by one minus a tax rate of 35.14%:             0.6486
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.26%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0393/$10.11)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Tennessee tax rate of 35.14%

                                                      Exhibit 16

                          EV MARATHON TENNESSEE TAX FREE FUND
                                 CALCULATION OF YIELD

                             For the 30 days ended 8/31/95:

                                    Interest Income Earned:        $290,115
         Plus                       Dividend Income Earned:
                                                                 ----------
         Equal                                Gross Income:        $290,115

         Minus                                    Expenses:         $66,987
                                                                 ----------
         Equal                       Net Investment Income:        $223,128

         Divided by          Average daily number of shares
                             outstanding that were entitled
                                      to receive dividends:       5,680,401
                                                                 ----------
         Equal      Net Investment Income Earned Per Share:         $0.0393

                  Maximum Offering Price Per Share 8/31/95:          $10.11

                                             30 Day Yield*:           4.71%

         *  Yield is calculated on a bond equivalent rate as follows:
                                 6
         2[(($0.0393/$10.11)+1)-1]

                                                                  EXHIBIT 16

          INVESTMENT PERFORMANCE -- EV MARATHON VIRGINIA TAX FREE FUND

The table below indicates the total return (capital changes plus reinvestment of all distributions) on a hypothetical investment of
$1,000 in the Fund covering the period from July 26, 1991 through August 31, 1995 and for the 1 year period ended
August 31, 1995.


                                         VALUE OF A $1,000 INVESTMENT

                                  VALUE OF       VALUE OF
                                INVESTMENT     INVESTMENT          TOTAL RETURN              TOTAL RETURN
INVESTMENT        INVESTMENT    BEFORE CDSC    AFTER CDSC     BEFORE DEDUCTING CDSC     AFTER DEDUCTING CDSC
PERIOD            DATE          ON 08/31/95    ON 08/31/95    CUMULATIVE  ANNUALIZED    CUMULATIVE  ANNUALIZED
----------        ----------    -----------    -----------    ----------  ----------    ----------  ----------
LIFE OF
FUND              07/26/91      $1,291.10      $1,271.10      29.11%      6.43%         27.11%      6.03%

1 YEAR ENDED
08/31/95          08/31/94      $1,066.20      $1,016.20      6.62%       6.62%         1.62%       1.62%

Average annual total return is calculated using the following formula:

                                    n
                              P(1+T)  =  ERV

            where        P         =  an initial investment of $1,000
                         T         =  average annual total return
                         n         =  number of years
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC *

Cumulative total return is calculated using the following formula:

                               T = (ERV/P)-1

            where        T         =  cumulative total return including the maximum sales charge
                         ERV       =  ending redeemable value of $1,000 initial investment at the end of the period after deducting the CDSC **
                         P         =  an initial investment of $1,000

 *  The average annual total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

**  The cumulative total return not including the CDSC is calculated based on the ending investment value before deducting the CDSC.

        CALCULATION OF DISTRIBUTION RATE AND EFFECTIVE DISTRIBUTION RATE

The distribution rate as of 08/31/95 was 4.74% and was calculated by annualizing the most recent dividend distribution ($0.038613703) and dividing the result by the current maximum offering price ($10.26).

The effective distribution rate as of 08/31/95 was 4.84% and was calculated by dividing the distribtion rate by the compounding period (365/29), and then compounding the result by adding 1, raising the sum to a power equal to the compounding period, and subtracting 1 from the result according to the following formula:

                                                                                        (365/29)
                             EFFECTIVE DISTRIBUTION RATE = [(DISTRIBUTION RATE/(365/29))+1]   -  1

                                               Exhibit 16

                   EV MARATHON VIRGINIA TAX FREE FUND
                   TAX EQUIVALENT YIELD CALCULATION

                      For the 30 days ended 8/31/95:

                             Interest Income Earned:           $962,875
 Plus                        Dividend Income Earned:
                                                             ----------
 Equal                                 Gross Income:           $962,875

 Minus                                     Expenses:           $232,631
                                                             ----------
 Equal                        Net Investment Income:           $730,244

 Divided by           Average daily number of shares
                      outstanding that were entitled
                               to receive dividends:         18,616,960
                                                             ----------
 Equal       Net Investment Income Earned Per Share:            $0.0392

                 Net Asset Value Per Share 8/31/95:              $10.26

                                      30 Day Yield*:              4.63%

 Divided by           One minus the Tax Rate of 31%:               0.69
                                                             ----------
 Equal                      Tax Equivalent Yield **:              6.71%

          Divided by one minus a tax rate of 34.97%:             0.6503
                                                             ----------
 Equal                      Tax Equivalent Yield***:              7.12%

 *   Yield is calculated on a bond equivalent rate as follows:
                          6
 2[(($0.0392/$10.26)+1)-1]

 **  Assuming a tax rate of 31%

 *** Assuming a combined federal and Virginia tax rate of 34.97%

                                              Exhibit 16

                  EV MARATHON VIRGINIA TAX FREE FUND
                         CALCULATION OF YIELD

                     For the 30 days ended 8/31/95:

                            Interest Income Earned:        $962,875
 Plus                       Dividend Income Earned:
                                                         ----------
 Equal                                Gross Income:        $962,875

 Minus                                    Expenses:        $232,631
                                                         ----------
 Equal                       Net Investment Income:        $730,244

 Divided by          Average daily number of shares
                     outstanding that were entitled
                              to receive dividends:      18,616,960
                                                         ----------
 Equal      Net Investment Income Earned Per Share:         $0.0392

          Maximum Offering Price Per Share 8/31/95:          $10.26

                                     30 Day Yield*:           4.63%

 *  Yield is calculated on a bond equivalent rate as follows:
                         6
 2[(($0.0392/$10.26)+1)-1]